UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 22, 2024

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-15393	42-1405748
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 Larimer Street	Suite 1800	Denver,	Colorado	80202
(Address of principal executive offices)				(Zip code)

(303) 285-9200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HTLF	Nasdaq Stock Market
Depositary Shares (each representing 1/400th interest in a share of 7.00% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E)	HTLFP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further discussed below, on May 22, 2024, Heartland Financial USA, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) virtually via the internet. At the Annual Meeting, among other things, the stockholders of the Company approved our 2024 Long-Term Incentive Plan (the “Plan”) pursuant to which we may grant equity incentive compensation to our directors, executive officers and other eligible participants. A total of 1,000,000 shares of common stock of the Company, par value $1.00 per share (“common stock”) are reserved for grant under the Plan. A brief description of the Plan is included as part of the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 9, 2024. The descriptions of the Plan contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Following the Annual Meeting on May 22, 2024, the Company approved forms of Time-Based Restricted Stock Unit Award (the “Employee Award”) and Director Restricted Stock Unit Award (the “Director Award”) pursuant to the authority set forth in the Plan. Pursuant to the Employee Award and Director Award forms, the Compensation and Human Capital Committee may grant restricted stock units under the Plan, subject to vesting conditions. Those awards are further described below, with capitalized terms defined in the Plan or the corresponding Employee Award or Director Award forms, as applicable.

Employee Award

The Employee Award automatically fully vests in the event of death, Disability, or a Qualifying Retirement. In addition, if a Termination of Service occurs within 24 months following a Change in Control (other than for Cause) or by the Participant for Good Reason, the Employee Award shall vest in full. Except as provided above, any unvested Employee Award will be forfeited upon a Termination of Service.

Director Award

Pursuant to the Director Award, if a Termination of Service occurs prior to the earlier of (i) the next annual meeting following the Grant Date at which the board is elected or appointed or (ii) the Vesting Date, the Director Award shall be forfeited; provided that shares automatically vest in the event of a Change in Control occurring prior to a Termination of Service or in the event that a Termination of Service occurs by reason of death or Disability. Except as provided above, any unvested Director Award will be forfeited upon a Termination of Service.

The summaries of the Employee Award and Director Award do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Employee Award and the form of Director Award, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.2 and 10.3, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As set forth above, on May 22, 2024, the Company held its Annual Meeting. As of March 27, 2024, the record date for the Annual Meeting, there were 42,783,670 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 36,791,867 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. For more information regarding the following proposals, see the Proxy Statement.

The number of votes cast for, against, and abstentions/withhold votes and broker non-votes with respect to each matter voted upon are set forth below:

1. Elect twelve individuals to serve as Directors for a one-year term
NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Robert B. Engel	30,550,320	526,599	5,714,948
Brad J. Henderson	30,657,320	419,599	5,714,948
Jennifer K. Hopkins	30,474,271	602,648	5,714,948
Christopher S. Hylen	30,335,917	741,002	5,714,948
Margaret Lazo	30,619,423	457,496	5,714,948
Bruce K. Lee	30,203,709	873,210	5,714,948
Susan G Murphy	30,616,035	460,884	5,714,948
Opal G. Perry	30,534,468	542,451	5,714,948
John K. Schmidt	29,436,410	1,640,509	5,714,948
Paul W. Taylor	30,688,027	388,892	5,714,948
Kathryn Graves Unger	30,329,808	747,111	5,714,948
Duane E. White	29,356,326	1,720,593	5,714,948

2. Approval of the Heartland Financial 2024 Long-Term Incentive Plan.
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,575,298	2,352,510	149,111	5,714,948

3. Non-binding, advisory vote on executive compensation.
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,951,229	2,889,236	236,454	5,714,948

4. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.
FOR	AGAINST	ABSTAIN
35,383,848	1,396,307	11,712

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1	Heartland Financial USA, Inc. 2024 Long-Term Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 9, 2024).

10.2
Form of Time-Based Restricted Stock Unit Award Agreement under the Heartland Financial USA, Inc. 2024 Long-Term Incentive Plan for time-based awards vesting in the first, second and third years following the original grant award.

10.3	Form of Director Restricted Stock Unit Award Agreement under the Heartland Financial USA, Inc. 2024 Long-Term Incentive Plan..

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2024	HEARTLAND FINANCIAL USA, INC.

	By:	/s/ Kevin L. Thompson
Kevin L. Thompson
Executive Vice President
Chief Financial Officer